FINANCIAL RESULTS 3Q09 October 14, 2009

3Q09 Financial highlights 1 Net income of $ 3.6B; EPS of $ 0.82; firmwide revenue of $ 28.8B Reported strong earnings in the Investment Bank; maintained #1 year — to — date rankings for Global Debt, Equity and Equity — related, and Global Investment Banking Fees Solid performance in Asset Management, Commercial Banking and Retail Banking Credit costs remain high Added $ 2.0B to consumer credit reserves 2 Firmwide total credit reserves of $ 31.5B; loan loss coverage ratio of 5.3% Capital generation further strengthened Tier 1 Common to $ 101B 3 Tier 1 Common ratio of 8.2% Tier 1 Capital ratio of 10.2% [1] Revenue is on a managed basis. See notes 1 and 2 on slide 20 [2] See note 3 on slide 20 [3] See note 4 on slide 20 S T L U S E R L A I C N A N I F

3Q09 Managed results [1] $ in millions $ in millions $ O/(U) 3Q09 2Q09 3Q08 2 Results excl. Merger — related items 1 $ 28,886 $ 1,095 $ 12,801 Revenue (FTE) 1 9,809 114 5,125 Credit Costs Expense 13,320 (26) 2,340 2 (70) 88 665 (after — tax) Merger — related items Reported Net Income $ 3,588 $ 867 $ 3,061 Net Income Applicable to Common $ 3,240 $ 2,168 $ 2,922 Reported EPS $ 0.82 $ 0.54 $ 0.73 3 9% 6% 1% ROE 3 13% 10% 2% ROE Net of GW 3,4 14% 10% 2% ROTCE [1] Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable — equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses. See notes 1 and 2 on slide 20 [2] Merger — related items relate to the Bear Stearns and WaMu transactions [3] Actual numbers for all periods, not over/under. For the period 2Q09, net income available to common used to calculate ratios excludes the one — time, non — cash negative adjustment of $ 1.1B resulting from repayment of TARP preferred capital [4] See note 5 on slide 20 S T L U S E R L A I C N A N I F

Investment Bank

$ in millions			
		$ O/(U)	
	3Q09	2Q09	3Q08
Revenue	$7,508	$207	$3,442
Investment Banking Fees	1,658	(581)	65
Fixed Income Markets	5,011	82	4,196
Equity Markets	941	233	(709)
Credit Portfolio	(102)	473	(110)
Credit Costs	379	(492)	145
Expense	4,274	207	458
Net Income	$1,921	$450	$1,039
Key Statistics ($B)[1]			
Overhead Ratio	57%	56%	94%
Comp/Revenue	37%	37%	53%
EOP Loans	$60.3	$71.3	$90.0
Allowance for Loan Losses	$4.7	$5.1	$2.7
NPLs	$4.9	$3.5	$0.4
Net Charge-off Rate[2]	4.86%	2.55%	0.07%
ALL / Loans[2]	8.44%	7.91%	3.62%
ROE[3]	23%	18%	13%
VAR ($mm)[4]	$206	$267	$218
EOP Equity	$33.0	$33.0	$33.0

[1] Actual numbers for all periods, not over/under
[2] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[3] Calculated based on average equity; 3Q09 average equity was $33B
[4] Average Trading and Credit Portfolio VAR
[5] The net impact included losses of $497mm and $343mm in Fixed Income and Equity Markets, respectively, related to the tightening of JPM's credit spreads on certain structured liabilities (DVA)
[6] See note 6 on slide 20

- Net income of $1.9B on revenue of $7.5B
  - Immaterial net impact on profits from the combination of:
    - Tightening of JPM and counterparty credit spreads[5]; and
    - Gains on legacy leveraged lending and mortgage-related positions
- IB fees of $1.7B up 4% YoY
  - Maintained #1 year-to-date rankings for Global Debt, Equity and Equity-related, and Global Investment Banking Fees
- Fixed Income Markets revenue of $5.0B, reflecting:
  - Strong performance across most products; and
  - Approximately $400mm of gains on legacy leveraged lending and mortgage-related positions
- Equity Markets revenue of $941mm, reflecting:
  - Solid client revenue, particularly in Prime Services, and strong trading results
- Credit Portfolio revenue of ($102mm), reflecting mark-to-market losses on hedges of retained loans, largely offset by the positive net impact of credit spreads on derivative assets and liabilities and net interest income on loans
- Credit costs of $379mm reflect net charge-offs of $750mm, partially offset by a reduction in allowance for credit losses of $371mm
- Expense up 12% YoY due to higher performance-based compensation, partially offset by lower headcount-related expense[6]

FINANCIAL RESULTS
3
JPMORGAN CHASE & CO.

Retail Financial Services—drivers

Retail Banking ($ in billions)

	3Q09	2Q09	3Q08
Key Statistics			
Average Deposits	$339.6	$348.1	$210.1
Deposit Margin	2.99%	2.92%	3.06%
Checking Accts (mm)	25.5	25.3	24.5
# of Branches	5,126	5,203	5,423
# of ATMs	15,038	14,144	14,389
Investment Sales ($mm)	$6,243	$5,292	$4,389

- Average deposits of $339.6B up 62% YoY and down 2% QoQ:
  - QoQ decline partially due to the maturation of high rate WaMu CDs during the quarter
  - Deposit margin expansion reflects disciplined pricing strategy and a portfolio shift to wider spread deposit products
- Branch production statistics:
  - Checking accounts up 4% YoY and 1% QoQ
  - Credit card sales down 16% YoY and 18% QoQ
  - Mortgage originations up 152% YoY and 15% QoQ
  - Investment sales up 42% YoY and 18% QoQ

Consumer Lending ($ in billions)

	3Q09	2Q09	3Q08
Credit Metrics:			
Net Charge-off Rate (excl. credit-impaired)	3.75%	3.84%	2.43%
ALL / Loans (excl. credit-impaired)	4.56%	4.34%	2.50%
Key Statistics			
Home Equity Originations	$0.5	$0.6	$2.6
Avg Home Equity Loans Owned[1]	$134.0	$138.1	$94.8
Mortgage Loan Originations	$37.1	$41.1	$37.7
Avg Mortgage Loans Owned[1,2]	$139.7	$144.7	$53.5
3rd Party Mortgage Loans Svc'd	$1,099	$1,118	$1,115
Auto Originations	$6.9	$5.3	$3.8
Avg Auto Loans	$43.3	$43.1	$43.9

- Total Consumer Lending originations of $46.0B:
  - Mortgage loan originations down 2% YoY and 10% QoQ
  - Auto originations up 82% YoY and 30% QoQ:
    - YoY increase driven by market share gains in Prime segments and new manufacturing relationships;
    - QoQ increase driven primarily by CARS program
- 3rd party mortgage loans serviced down 1% YoY

[1] Includes purchased credit-impaired loans acquired as part of the WaMu transaction
[2] Does not include held-for-sale loans

4

JPMorgan Chase & Co.

FINANCIAL RESULTS

Retail Financial Services

$ in millions			
		$ O/(U)	
	3Q09	2Q09	3Q08
Retail Financial Services			
Net income	$7	($8)	($57)
ROE[1,2]	-	-	1%
EOP Equity ($B)[1]	$25	$25	$25
Retail Banking			
Net Interest Income	2,732	13	976
Noninterest Revenue	1,844	41	755
Total Revenue	$4,576	$54	$1,731
Credit Costs	208	(153)	138
Expense	2,646	89	1,066
Net Income	$1,043	$73	$320
Consumer Lending			
Net Interest Income	2,422	111	947
Noninterest Revenue	1,220	83	577
Total Revenue	$3,642	$194	$1,524
Credit Costs	3,780	295	1,794
Expense	1,550	28	351
Net Income	($1,036)	($81)	($377)

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 3Q09 average equity was $25B
[3] See note 6 on slide 20

- Retail Financial Services net income of $7mm down $57mm from 3Q08 and $8mm from 2Q09
- Retail Banking net income of $1.0B up 44% YoY:
  - Total revenue of $4.6B increased 61% YoY reflecting the impact of the WaMu transaction, higher deposit balances, higher deposit-related fees and wider deposit spreads
  - Credit costs of $208mm up $138mm YoY, reflecting higher estimated losses in Business Banking
  - Expense growth of 67% YoY reflecting the impact of the WaMu transaction, higher headcount-related expense[3] and higher FDIC insurance premiums
- Consumer Lending net loss of $1.0B compared with a net loss of $659mm in the prior year:
  - Total revenue of $3.6B, up 72% YoY, reflecting the impact of the WaMu transaction, higher servicing revenue and wider loan spreads, partially offset by lower loan balances and lower production revenue driven by higher repurchase reserves
  - Credit costs of $3.8B reflect higher estimated losses and include an increase of $1.4B in the allowance for loan losses
  - Expense growth of 29% YoY reflecting higher servicing expense due to increased delinquencies and defaults and the impact of the WaMu transaction, partially offset by lower mortgage reinsurance losses

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

Home Lending update

Key statistics[1]

	3Q09	2Q09	3Q08
EOP owned portfolio ($B)			
Home Equity	$104.8	$108.2	$116.8
Prime Mortgage[2]	60.1	62.1	63.0
Subprime Mortgage	13.3	13.8	18.1
Net charge-offs ($mm)			
Home Equity	$1,142	$1,265	$663
Prime Mortgage[3]	525	481	177
Subprime Mortgage	422	410	273
Net charge-off rate			
Home Equity	4.25%	4.61%	2.78%
Prime Mortgage[3]	3.45%	3.07%	1.79%
Subprime Mortgage	12.31%	11.50%	7.65%
Nonperforming loans ($mm)			
Home Equity	$1,598	$1,487	$1,142
Prime Mortgage[3]	3,974	3,474	1,490
Subprime Mortgage	3,233	2,773	2,384

[1] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction
[2] Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including loans repurchased from Government National Mortgage Association (GNMA) pools that are insured by U.S. government agencies
[3] Net charge-offs and nonperforming loans exclude loans repurchased from GNMA pools that are insured by U.S. government agencies

Overall commentary

- Some initial signs of stability in consumer delinquency trends, but we are not certain if this trend will continue
- Prime and subprime mortgage delinquencies impacted by foreclosure moratorium, extended REO timelines and trial modifications

Outlook[1]

- Home Equity – quarterly losses trending to approximately $1.4B over the next several quarters
- Prime Mortgage – quarterly losses trending to approximately $600mm over the next several quarters
- Subprime Mortgage – quarterly losses trending to approximately $500mm over the next several quarters

Purchased credit-impaired loans

- Total purchased credit-impaired portfolio divided into separate pools for impairment analysis
- Added $1.1B to allowance for loan losses related to Prime Mortgage (non-Option ARM) pool

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Card Services (Managed)

$ in millions		$ O/(U)	
	3Q09	2Q09	3Q08
Revenue	$5,159	$291	$1,272
Credit Costs	4,967	364	2,738
Expense	1,306	(27)	112
Net Income	($700)	($28)	($992)
Key Statistics Incl. WaMu ($B)[1]			
ROO (pretax)	(2.61)%	(2.46)%	1.17%
ROE[2]	(19)%	(18)%	8%
EOP Equity	$15.0	$15.0	$15.0
Key Statistics Excl. WaMu ($B)[1]			
Avg Outstandings	$146.9	$149.7	$157.6
EOP Outstandings	$144.1	$148.4	$159.3
Charge Volume	$78.9	$78.3	$93.9
Net Accts Opened (mm)	2.4	2.4	3.6
Managed Margin	9.10%	8.63%	8.18%
Net Charge-Off Rate	9.41%	8.97%	5.00%
30+ Day Delinquency Rate	5.38%	5.27%	3.69%

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 3Q09 average equity was $15B

- Net loss of $700mm down $992mm YoY; decline in results driven by higher credit costs partially offset by an increase in revenue
- Credit costs of $5.0B are due to higher net charge-offs and an increase of $575mm in the allowance for loan losses:
  - Net charge-off rate (excluding the WaMu portfolio) of 9.41% in 3Q09 vs. 5.00% in 3Q08 and 8.97% in 2Q09
- End-of-period outstandings (excluding the WaMu portfolio) of $144.1B down 10% YoY and 3% QoQ
- Sales volume (excluding the WaMu portfolio) declined 6% YoY
- Revenue of $5.2B up 33% YoY due to the impact of the WaMu transaction, and up 6% QoQ
- Managed margin (excluding the WaMu portfolio) of 9.10% up from 8.18% in 3Q08 and 8.63% in 2Q09

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking

$ in millions			
		$ O/(U)	
	3Q09	2Q09	3Q08
Revenue	$1,459	$6	$334
Middle Market Banking	771	(1)	42
Commercial Term Lending	232	8	232
Mid-Corporate Banking	278	(27)	42
Real Estate Banking	121	1	30
Other	57	25	(12)
Credit Costs	355	43	229
Expense	545	10	59
Net Income	$341	($27)	$29
Key Statistics ($B)[1]			
Avg Loans & Leases	$104.0	$109.0	$72.3
EOP Loans & Leases	$101.9	$105.9	$117.6
Avg Liability Balances[2]	$109.3	$105.8	$99.4
Allowance for Loan Losses	$3.1	$3.0	$2.7
NPLs	$2.3	$2.1	$0.8
Net Charge-Off Rate[3]	1.11%	0.67%	0.22%
ALL / Loans[3]	3.01%	2.87%	2.30%
ROE[4]	17%	18%	18%
Overhead Ratio	37%	37%	43%
EOP Equity	$8.0	$8.0	$8.0

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity; 3Q09 average equity was $8.0B

- Net income of $341mm up 9% YoY
- Excluding the WaMu portfolio, average loan balances were down 16% YoY, while average liability balances were up 9% YoY:
  - Average loan balances were down 5% QoQ due to reduced client demand
- Revenue of $1.5B up 30% YoY due to the impact of the WaMu transaction
- Credit costs of $355mm are due to higher net charge-offs, reflecting continued deterioration in the credit environment across all business segments
- Expense up 12% YoY due to the impact of the WaMu transaction and higher FDIC insurance premiums; overhead ratio of 37%

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Treasury & Securities Services

$ in millions		$ O/(U)	
	3Q09	2Q09	3Q08
Revenue	$1,788	($112)	($165)
Treasury Services	919	(15)	(27)
Worldwide Securities Svcs	869	(97)	(138)
Expense	1,280	(8)	(59)
Net Income	$302	($77)	($104)
Key Statistics[1]			
Avg Liability Balances ($B)[2]	$231.5	$234.2	$260.0
Assets under Custody ($T)	$14.9	$13.7	$14.4
Pretax Margin	26%	31%	29%
ROE[3]	24%	30%	46%
TSS Firmwide Revenue	$2,523	$2,642	$2,672
TS Firmwide Revenue	$1,654	$1,676	$1,665
TSS Firmwide Avg Liab Bal ($B)[2]	$340.8	$340.0	$359.4
EOP Equity ($B)	$5.0	$5.0	$4.5

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity; 3Q09 average equity was $5B
[4] See note 6 on slide 20

- Net income of $302mm down 26% YoY and 20% QoQ
  - Pretax margin of 26%
- Liability balances down 11% YoY and 1% QoQ
- Assets under custody up 3% YoY and 8% QoQ
- Revenue of $1.8B down 8% YoY, primarily driven by:
  - WSS revenue of $869mm down 14% YoY due to lower securities lending balances, lower spreads and balances on liabilities products as well as the effect of market depreciation on certain custody assets
  - TS revenue of $919mm down 3% YoY, reflecting spread compression on deposit products, offset by higher trade revenue driven by wider spreads and higher card product volumes
- Expense down 4% YoY, due to lower headcount-related expense[4], partially offset by higher FDIC insurance premiums

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Asset Management

$ in millions			
		$ O/(U)	
	3Q09	2Q09	3Q08
Revenue	$2,085	$103	$124
Private Bank	639	(1)	8
Institutional	534	47	48
Retail	471	60	72
Private Wealth Management	339	5	(13)
Bear Stearns Private Client Services	102	(8)	9
Credit Costs	38	(21)	18
Expense	1,351	(3)	(11)
Net Income	$430	$78	$79
Key Statistics ($B)[1]			
Assets under Management	$1,259	$1,171	$1,153
Assets under Supervision	$1,670	$1,543	$1,562
Average Loans	$34.8	$34.3	$39.8
EOP Loans	$35.9	$35.5	$39.7
Average Deposits	$73.6	$75.4	$65.6
Pretax Margin	33%	29%	30%
ROE[2]	24%	20%	25%
EOP Equity	$7.0	$7.0	$7.0

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 3Q09 average equity was $7B

- Net income of $430mm up 23% YoY
  - Pretax margin of 33%
- Revenue of $2.1B up 6% YoY
- Assets under management of $1.3T up 9% YoY due to net inflows, partially offset by the effect of lower market levels
  - Net AUM inflows of $34B for the quarter; $113B for the past 12 months
- Good global investment performance:
  - 74% of mutual fund AUM ranked in the first or second quartiles over past five years; 70% over past three years; 60% over one year
- Expense down 1% YoY
- Credit costs of $38mm reflect continued deterioration in the credit environment

FINANCIAL RESULTS

10

JPMorgan Chase & Co.

Corporate/Private Equity $ O/ (U) 2Q09 3Q08 $ 115 $ 252 276 2,150 88 665 $ 479 $ 3,067 3Q09 $ 88 1,269 (70) $ 1,287 Net Income ( $ in millions) Net Income ( $ in millions) Private Equity Corporate Merger — related items Net Income 11 Private Equity Private Equity gains of $ 155mm in 3Q09 ’ Private Equity portfolio of $ 6.8B (6.0% of shareholders equity less goodwill) Corporate Net income of $ 1.3B includes the following: Noninterest revenue of approximately $ 900mm (after — tax), primarily related to investment portfolio trading income Benefit of higher investment portfolio net interest income 3Q08 $ 112 $ 86 $ 1,261 $ 2,251 8.9% 6.8% 2Q09 $ 122 $ 97 $ 1,260 $ 2,027 9.7% 7.7% 3Q09 $ 127 $ 101 $ 1,241 $ 2,041 10.2% 8.2%

Capital Management $ in billions $ in billions 1 Tier 1 Capital 1,2 Tier 1 Common Capital 1 Risk — Weighted Assets Total Assets 1 Tier 1 Capital Ratio 1,2 Tier 1 Common Ratio 3 Firmwide total credit reserves of $ 31.5B; loan loss coverage ratio of 5.3% January 1, 2010 implementation of FAS 166/167 expected to decrease Tier 1 Capital ratio by approximately 40bps S T L U S E R 12 Estimated for 3Q09 See note 4 on slide 20 See note 3 on slide 20 Note: Tier 1 Capital for 2Q09 does not include the $25B of TARP preferred capital. Firm-wide Level 3 assets are expected to be 7% of total firm assets at 9/30/09 1 2 3 L A I C N A N I F

Outlook

Investment Bank

- Expect Fixed Income and Equity Markets revenue to normalize over time as conditions stabilize

Retail Financial Services

- Home lending quarterly losses (incl. WaMu) over the next several quarters trending to approximately:
  - Home equity — $1.4B
  - Prime mortgage — $600mm
  - Subprime mortgage — $500mm
- Solid underlying growth in Retail Banking

Card Services

- Chase losses of approximately 10.5% +/- by 1H10; highly dependent on unemployment after that
  - Loss rates of 9.0% +/- in 4Q09 and 11.0% +/- in 1Q10 related to the timing effect of payment holiday
- WaMu losses could approach 24% +/- over the next several quarters
- Expect continued pressure on charge volume and level of outstandings

Commercial Banking

- Strong reserves, but credit expected to weaken further

Treasury & Securities Services

- Performance will be affected by market levels and liability balance flows

Asset Management

- Management and performance fees will be affected by market levels

Corporate/Private Equity

- Private Equity
  - Results will be volatile
- Corporate
  - Expect continued elevated net interest income in the near-term
  - Noninterest/trading revenue not likely to continue at 3Q level

Overall

- If economy weakens further, additional reserving actions may be required

FINANCIAL RESULTS

13

JPMORGAN CHASE & CO.

Key investor topics Capital planning: Capital ratios are high Well — positioned for changes in regulatory capital and liquidity requirements Update on consumer initiatives: Mortgage modifications efforts Non - sufficient funds/Overdraft fees New credit card products 14

Page 15 15 Appendix Agenda

IB League tables

League table results

	YTD Sept 09		2008[1]	
	Rank	Share	Rank	Share
Based on fees (per Dealogic):				
Global IB fees	**#1**	**10.0%**	**2#**	**8.6%**
Based on volumes (per Thomson Reuters):				
Global Debt, Equity & Equity-related	**#1**	**10.0%**	**#1**	**9.4%**
US Debt, Equity & Equity-related	#1	14.7%	#2	15.0%
Global Equity & Equity-related[2]	**#1**	**15.0%**	**#1**	**10.2%**
US Equity & Equity-related	#1	17.5%	#1	11.0%
Global Debt[3]	**#1**	**9.4%**	**#1**	**9.3%**
Global Long-term Debt[3]	**#1**	**8.6%**	**#3**	**8.8%**
US Long-term Debt[3]	#1	14.0%	#2	15.1%
Global M&A Announced[4]	**#4**	**24.7%**	**#2**	**27.5%**
US M&A Announced[5]	#4	32.9%	#2	34.5%
Global Loan Syndications	**#1**	**9.2%**	**#1**	**11.4%**
US Loan Syndications	#1	23.4%	#1	24.5%

[1] Source: 2008 data is pro forma for merger with Bear Stearns
[2] Global Equity & Equity-related includes rights offerings
[3] Debt & Long-term Debt tables include ABS, MBS and taxable municipal securities
[4] Global M&A for 2008 for Thomson Reuters includes transactions withdrawn since 12/31/08
[5] US M&A for Thomson Reuters represents any US involvement; 2008 includes transactions withdrawn since 12/31/08
Note: Rankings for YTD September 30, 2009 run as of 10/01/09; 2008 represents full year

- Ranked #1 in Global Fees for YTD Sept 2009, with 10% market share per Dealogic
- Ranked #1 for YTD Sept 2009 per Thomson Reuters in:
  - Global Debt, Equity & Equity-related
  - Global Equity & Equity-related
  - Global Debt
  - Global Long-term Debt
  - Global Loan Syndications

APPENDIX

16

JPMorgan Chase & Co.

Consumer credit—delinquency trends Excluding credit-impaired loans X 1 On a managed basis [2] “Payment holiday” in 2Q09 impacted 30+ day and 30 — 89 day delinquency trends in 3Q09 Note: For Home Lending graphs, 30+ day delinquencies prior to September ’08 are heritage Chase I D N E P P A 17

Substantially increased loan loss reserves, maintaining strong coverage ratios 18 $ 30.6B of loan loss reserves in 3Q09, up ~ $ 22B from $ 8.1B two years ago; loan loss coverage ratio of 5.28% Strong coverage ratios compared to peers LLR/NPLs ratio naturally trends down as we move through credit cycle [1] See note 3 on slide 20 [2] Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC

3Q08 $ 14,737 873 478 $ 16,088 (3) $ 16,085 5,787 873 $ 6,660 (1,976) $ 4,684 11,137 (157) $ 10,980 2Q09 $ 25,623 1,664 422 $ 27,709 82 $ 27,791 8,031 1,664 $ 9,695 - $ 9,695 13,520 (174) $ 13,346 3Q09 $ 26,622 1,698 460 $ 28,780 106 $ 28,886 8,104 1,698 $ 9,802 7 $ 9,809 13,455 (135) $ 13,320 Reconciliation of GAAP to Non — GAAP Results $ in millions $ in millions Revenue Reported Revenue Impact of Card Securitizations Tax Equivalent Adjustments Managed Revenue Merger — related Items Adjusted Revenue Credit Costs Provision for Credit Losses Impact of Card Securitizations Credit Costs Merger — related Items Adjusted Credit Costs Expense Reported Expense Merger — related Items Adjusted Expense 19

Notes on non-GAAP financial measures and forward-looking statements This presentation includes non-GAAP financial measures. value and loans held- in Additionally, Consumer Lending net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance related to the MSRs) and goodwill, net of related deferred tax liabilities. The TCE measures costs related to employees. 1.Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and its Annual Report on Form 10-K for the year ended December 31, 2008. 2.All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. 3.The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and, loans from the Washington Mutual Master Trust, which were consolidated on the firm’s balance sheet at fair value during the second quarter of 2009. purchased credit-impaired portfolio was $1.1 billion at September 30, 2009. 4.Tier 1 Common Capital (“Tier 1 Common”) is calculated, for all purposes, as Tier 1 Capital less qualifying perpetual preferred stock, qualifying trust preferred securities, and qualifying minority interest in subsidiaries. 5.Tangible Common Equity (“TCE”) is calculated, for all purposes, as common stockholders equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences calculation methodologies. 6.Headcount-related expense includes salary and benefits, and other noncompensation Forward looking statements Such Factors that could cause JPMorgan Chase’s Actual results may differ from those set forth in the forward-looking statements. ) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does 20 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and its Annual Report on Form 10-K for the year ended December 31, 2008, each of which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. APPENDIX